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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 15, 2000


                            BROADBASE SOFTWARE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        000-26789                                        77-0417081
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       (Commission                                      (IRS Employer
       File Number)                                   Identification No.)


181 CONSTITUTION DRIVE, MENLO PARK, CA                           94025
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(Address of principal executive offices)                      (Zip Code)


                                 (650) 614-8300
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                         (Registrant's telephone number)


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          (Former name or former address, if changed since last report)




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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.


         On September 15, 2000, Broadbase Software, Inc., a Delaware corporation, completed its acquisition of Panopticon, Inc., a California corporation. The acquisition was accomplished by merging a wholly-owned subsidiary of Broadbase with and into Panopticon, with Panopticon surviving as a wholly-owned subsidiary of Broadbase. The merger is intended to qualify as a tax-free reorganization, and Broadbase will account for the acquisition under the purchase method of accounting.

         In connection with the merger, Broadbase issued approximately 2.66 million shares of common stock in exchange for all outstanding shares of Panopticon capital stock, and converted all outstanding Panopticon options and warrants into options and warrants to purchase approximately 518,500 shares of Broadbase common stock. Approximately 266,000 of the shares of Broadbase common stock will be held in escrow for a period of one year as collateral for indemnity obligations of Panopticon and its shareholders. In addition, several employees of Panopticon, including executive officers, will become employees of Broadbase, and Broadbase may grant additional options in connection with these employment arrangements.

         A press release announcing the completion of this transaction is attached as Exhibit 99.01 to this report.



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ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Broadbase intends to file the financial statements required by this item by an amendment to this report on or prior to November 29, 2000.

         (b)      Pro Forma Financial Information.

                  Broadbase intends to file the financial information required by this item by an amendment to this report on or prior to November 29, 2000.

         (c)      Exhibits.

                   2.01 Agreement and Plan of Merger, dated July 6, 2000, among Broadbase, Panopticon and a wholly owned subsidiary of Broadbase.

                   99.01 Press Release issued by Broadbase on September 21, 2000, announcing the closing of the merger.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 26, 2000                      BROADBASE SOFTWARE, INC.


                                               By:      /s/ RUSTY THOMAS
                                                  ------------------------------
                                                   Rusty Thomas
                                                   Executive Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

       2.01 Agreement and Plan of Merger, dated July 6, 2000, among Broadbase, Panopticon and a wholly owned subsidiary of Broadbase.

       99.01       Press Release issued by Broadbase on September
                   21, 2000, announcing the closing of the merger.